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                                                                EXHIBIT 10.18(c)


                               SECURITY AGREEMENT

         KNOW ALL MEN BY THESE PRESENTS:

         That OTTAWA RIVER STEEL CO., an Ohio corporation, having an address at 805 Chicago Street, Toledo, Ohio 43611 (the "Debtor"), in consideration of the principal sum of Six Hundred Eighteen Thousand and 00/00 Dollars ($618,000.00), plus interest thereon as provided in its Cognovit Demand Promissory Note of even date, together with any renewals, substitutions, replacements and extensions thereof (the "Note"), which is unconditionally guaranteed by MERIDIAN NATIONAL CORPORATION, a Delaware Corporation, pursuant to an Unconditional Cognovit Guaranty of even date (the "Unconditional Guaranty"), with respect to a loan made to Debtor by WILLIAM D. FENIGER, whose address is c/o Meridian National Corporation, 805 Chicago Street, Toledo, Ohio 43611 (the "Secured Party" or "Lender"), and to induce and secure the aforesaid loan and any extensions or renewals thereof and any and all other liabilities of Debtor to Secured Party, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including arising out of the Note (collectively, the "Indebtedness") and of other good and valuable considerations inuring to the benefit of Debtor, does hereby grant to the Secured Party a security interest in all the equipment (the "Equipment") located at the Debtor's facility at 7055 Intervale St., Detroit, Michigan 48238 (the "Premises"), including but not limited to the Equipment more particularly described on Exhibit A hereto, and including Equipment attached as fixtures to the real property described on Exhibit B hereto (the "Collateral").

         DEBTOR HEREBY WARRANTS AND AGREES:

         1. (a) All of the Equipment shall be kept at the Premises and shall be used by Debtor in the operations of the business of Debtor. Debtor will not remove nor allow the removal of the Equipment from said location without the prior written consent of Secured Party. Some of the Equipment described in Exhibit A is attached to the underlying real estate.

         (b) Debtor is now in title and possession of the Equipment and it is in good condition and repair. Debtor shall maintain the Equipment in good condition and repair, reasonable wear and tear alone excepted, and Secured Party may, at Debtor's expense, pay all necessary expenses to maintain the Equipment in good repair, the cost thereof to be a part of the Indebtedness.

         (c) Debtor will at all times maintain insurance on the Equipment in such amounts and types and with such companies as the Secured Party may from time to time require. The insurance policy or policies shall be delivered to Secured Party with an endorsement or loss payable clause in favor of Secured Party as its interest may appear. Upon Debtor's failure to comply with any of the provisions of this Paragraph, Secured Party may, at
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Debtor's expense, procure such insurance, the cost thereof to be a part of the
Indebtedness.

         (d) Debtor will not transfer, rent, sublet assign, sell or encumber any of the Equipment without the prior written consent of Secured Party, and Debtor will not use or permit the same to be used in violation of any law or ordinance of any governmental authority.

         (e) Debtor will, upon acquiring any new or additional Equipment, promptly notify Secured Party of such acquisition, stating the nature, description, cost and amount of such Equipment so acquired; and it will, upon demand by Secured Party at Debtor's expense, promptly execute and deliver to Secured Party such additional security agreements, financing statements or other documents with respect thereto as are required by Secured Party. Nothing in this Paragraph is intended to limit the right of Secured Party in any after-acquired property as security for the Indebtedness created pursuant to the Note.

         IT IS AGREED THAT:

         2. The Collateral now is and will at all times hereafter be free and clear from any and all other security interests, liens and encumbrances. Debtor will pay when due all taxes and assessments upon the same and will promptly satisfy any and all liens that may be imposed upon or against the same and defend the same against all claims and demands of third persons whatever. Upon Debtor's failure to comply with any of the provisions of this Paragraph, Secured Party may, at Debtor's expense, pay such taxes and assessments, the cost thereof to be part of the Indebtedness.

         3. Without the written consent of Secured Party, Debtor will not permit any adverse financing statements covering the Collateral to be on file in any public office.

         4. Debtor will furnish to Secured Party from time to time upon request written statements and schedules identifying and describing the Collateral and any additions thereto and substitutions thereof, in such detail as Secured Party may reasonably require, will maintain books and records pertaining to the Collateral in such detail, form and scope as Secured Party shall reasonably require, and will advise Secured Party promptly and in sufficient detail of any substantial change in the Collateral and of the occurrence of any event which would have any material adverse effect on the value of Collateral or on the lien and security interest granted to Secured Party therein.

         5. Upon reasonable notice, Debtor will give Secured Party and its officers, agents or attorneys free and complete access at all reasonable times to the place of

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business, property, ledgers, records and books of Debtor and to the Collateral;
and Debtor will keep records relating to the Collateral as required by Secured Party.

         6. No action taken by Secured Party shall be taken as authority to sell, transfer, convey or assign any Collateral contrary to the terms of this Agreement.

         7. Any warranty or representation made by Debtor to Secured Party with respect to the Collateral covered by this Agreement shall be deemed to be made as of the date of this Agreement, or as of the date at which Debtor acquired rights in the Collateral within the meaning of the Uniform Commercial Code as adopted in the State of Michigan (the "Code"), whichever is later.

         8. Debtor shall be in default of this Agreement at such time as it is in default of the Note. In the event of such default by Debtor, Secured Party shall have, in addition to those rights granted it by the Note, and in addition to all other rights of a secured party under the Code, the right to require Debtor, upon request by Secured Party, to assemble the Collateral and make it available to Secured Party at a place designated by Secured Party which is reasonably convenient to both parties, and the right to take possession of the Collateral with or without demand and with or without process of law and the right to sell and dispose of the same and distribute the proceeds according to law. In order to take possession of the Collateral, Secured Party may, so far as Debtor can give authority therefor, enter upon the Premises on which the Collateral or any part thereof may be situated and remove the same therefrom, to the extent not prohibited by law, Debtor hereby voluntarily waives with full knowledge and understanding all rights under the Constitution of the United States and under the Constitution and statutes of the State of Ohio and Michigan which it might have to notice and to an opportunity for a hearing prior to Secured Party's taking possession of the Collateral.

         9. This Security Agreement is without prejudice to the right of Secured Party to enforce collection of the Indebtedness when due and payable, by suit or in any lawful manner or to resort to any other security for the payment of the Indebtedness, this Security Agreement being additional, accumulative and concurrent for security for payment of the Indebtedness. The enumeration of certain rights, privileges and options in this Security Agreement as vested in Secured Party, or its successors and assigns, is not and shall not be construed as a waiver of, nor to impair in any way other rights of Secured Party, or its successors or assigns, either at law or in equity, independent of this instrument, concerning this or any of the liabilities, obligations, indebtedness, or collateral security involved in the Indebtedness or any other instrument securing the Indebtedness. Secured Party, its successors and assigns, shall have the right to proceed against the security granted hereunder or any other security granted for the payment of the Indebtedness and to

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proceed against all security at the same time or against individually pledged or liened assets from time to time at the sole election of Secured Party. No action against any specific security granted for the Indebtedness shall be a bar to any subsequent action or actions against all or any other security granted for the Indebtedness.

         10. This Agreement is made pursuant to the provisions of the Code, and adopts where applicable definitions contained in the Code. Secured Party shall have and be entitled to each right, privilege and remedy to which a secured party is entitled under provisions of the Code, as if made a part hereof and fully rewritten herein. Written notice mailed to Debtor's address stated herein shall constitute reasonable notice to the Debtor of any disposition of Collateral, if mailed at least five (5) days prior to such disposition, and Secured Party may buy in the Collateral at any private sale.

         11. The lien, rights and security interest granted to Secured Party herein are to continue in full force and effect, notwithstanding the termination of this Agreement or the fact that the principal account maintained in Debtor's name on Secured Party's books may from time to time be temporarily in a credit position, until the final payment to Secured Party in full of all obligations and Indebtedness due Secured Party by Debtor, together with interest thereon.

         12. This Agreement shall be binding upon Debtor, its successors and assigns and shall be binding upon Secured Party, and inure to the benefit of Secured Party, and its successors and assigns.

         13. No waiver by Secured Party of any default in the performance of any provision of this Agreement or other instrument of Indebtedness secured hereby to be performed by Debtor shall waive any other default to the same or different provisions hereof.

         14. If any provisions of this Agreement, or if the evidence of Indebtedness is contrary to the laws of any state, the same shall not invalidate the other provisions thereof.

         15. Debtor will at any time join with Secured Party in executing one or more financing statements, amendments or supplements thereto, or any and all continuation statements as may be required by Secured Party, pursuant to the Uniform Commercial Code in form satisfactory to Secured Party and will pay the cost of filing same or filing or recording this Agreement in all public offices where filing or recording is deemed by Secured Party to be necessary or desirable. In the event Debtor fails, for a period of three (3) days, to execute, acknowledge and deliver any of the aforementioned financing statements, amendments thereof, supplements thereto or continuation statements, in

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addition to any other remedies for a breach or default as set forth herein or as set forth in any other document executed by Debtor with Secured Party, Secured Party may execute and do all things necessary to execute the aforementioned financing statements, amendments thereof, supplements thereto or continuation statements as herein provided as the agent or attorney-in-fact for all such purposes. The foregoing constitution and appointment is coupled with an interest and Debtor agrees to execute, at any time, any and all further documents as Secured Party deems necessary to effectuate such constitution and appointment.

         16. The parties covenant and agree that the security interests herein granted to Secured Party in the Collateral as hereinbefore defined shall extend to all Collateral hereafter acquired by Debtor.

         17. As between the parties, this Agreement is part and parcel of a single agreement consisting of this instrument, the Note and any and all mortgages and documents made pursuant thereto; all of said agreements, instruments, notes and/or documents to be read as a whole in determining the entire agreement and intent of the parties.

         18. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         19. All documents executed pursuant to the transactions contemplated herein shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with, the internal laws and judicial decisions of the State of Ohio. Debtor hereby submits to the jurisdiction of the state and federal courts of Ohio for the purposes of

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resolving disputes hereunder or for the purposes of collection. For the purposes of service of process, Debtor agrees to accept service of process out of any of the before mentioned courts in any such dispute or collection action by registered or certified mail addressed to Debtor at the address set forth in the introductory paragraph hereof. Secured Party reserves the right to serve process on Debtor according to any other legal method. Debtor hereby agrees not to raise as a defense in any action brought in any court in Ohio the defense of an inconvenient forum.

         Agreed to and signed this 4th day of February, 1999, in the City of Toledo, State of Ohio.

SECURED PARTY:                          DEBTOR:
                                        OTTAWA RIVER STEEL CO.


By /s/ William D. Feniger               By  /s/ James L. Rosino
   --------------------------               ------------------------------------
     William D. Feniger                     James L. Rosino, Vice President,
                                            Finance

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